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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2005

RECOV Energy, Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24189	65-0488983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3163 Kennedy Boulevard Jersey City, New Jersey	07306
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 217-4137

Interactive Multimedia Network, Inc.

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (3-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 3.02

Unregistered Sales of Equity Securities

On November 30, 2005, the Company issued 1,000,000 restricted shares pursuant to an exemption under S ection 4(2) to its president and vice president for services rendered for the period from April 1, 2005 through November 30, 2005.

Additionally, on November 30, 2005, the Company issued 2,000,000 restricted shares pursuant to an exemption under S ection 4(2) to its newly hired Chief Operating Officer as a signing bonus to induce Mr. Parent to join the Company.

Item 5.01:

Changes in Control of Registrant.

(a)

(1)

Stephen B. Parent, current COO of the Company.

(2)

On November 30, 2005, the Company issued 2,000,000 shares of restricted common stock to Mr. Parent as a signing bonus to induce him to join the Company and to lead the movement of the Company into the mining and exploration sector.

(3)

Effective with this issuance coupled with shares he purchased in the open market, Mr. Parent owns 2,150,000 shares of the Company’s common stock which represents 34.29% of the outstanding shares of common stock.

(4)

There was no monetary consideration used by Mr. Parent.  The consideration given for the shares was the experience and expertise brought by Mr. Parent to the Company.

(5)

N/A

(6)

Control was assumed by and for Mr. Stephen B. Parent.

(7)

It is agreed among the former and current control groups that the management and board of the Company shall remain the same, except for the resignation of Mr. Robert J. Gilbert who resigned from his position as COO in favor of Mr. Parent so as to more thoroughly focus on the business operations of the Company’s former subsidiary, Best Health, Inc.

(8)

N/A

(b)

Security Ownership of Certain Beneficial Owners and Management

Security Ownership of beneficial owners who own more than five percent (5%) of any class of the registrant’s voting securities.

Name and Address

Amount and Nature

Title of Class

of Beneficial Owner

of Beneficial Owner

Percent of Class

Common

Richard J. Verdiramo

550,000

8.77%

3163 Kennedy Blvd

Jersey City, NJ 07306

Common

Robert  J. Gilbert

530,000

8.45%

3163 Kennedy Blvd

Jersey City, NJ 07306

Common

Stephen B. Parent

2,150,000

34.25%

3163 Kennedy Blvd

Jersey City, NJ 07306

As a group these three individuals control 51.51% of the voting securities of the Company.

Security Ownership of Management:

Name and Address

Amount and Nature

Title of Class

of Beneficial Owner

of Beneficial Owner

Percent of Class

Common

Richard J. Verdiramo

550,000

8.77%

3163 Kennedy Blvd

Jersey City, NJ 07306

Common

Robert  J. Gilbert

530,000

8.45%

3163 Kennedy Blvd

Jersey City, NJ 07306

Common

Stephen B. Parent

2,150,000

34.25%

3163 Kennedy Blvd

Jersey City, NJ 07306

Common

L. James Porter

-0-

-0- %

As a group these four (4) individuals control 51.51% of the voting securities of the Company.

Item 5.02:

Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers

Stephen B. Parent – Mr. Parent has joined the Company as its Chief Operating Officer.  Mr. Parent, was previously the Founder, Chief Executive Officer and Chairman of GoldSpring, Inc, a publicly traded precious metals mining company that operates the Plum Mine located in Nevada’s Comstock Lode near Virginia City, NV. Plum is a cyanide heap leach operation currently producing gold and silver.

Mr. Parent has worked in the mining industry for over 23 years and has managed the exploration and development operations of several Junior Public mining companies in the United States and Canada. Mr. Parent has been responsible for evaluation, acquisition and development of mining projects.  Mr. Parent served as CEO of Ecovery, Inc., a private company with two significant mining projects: The Big Mike Copper Project and the GoldSpring Placer Project both now owned by GoldSpring.  Mr. Parent is also the founder and President, CEO of Aztech Environmental Industries, Inc.

Prior to founding GoldSpring, Parent worked in the automotive industry for Penske’s United Auto Group and was a licensed Realtor working for Coldwell Banker, specializing in golf course properties in Scottsdale, AZ, where he has lived for nearly 20 years.

Mr. Parent and his wife filed for Chapter 13 Bankruptcy protection on September 26, 2002. Pursuant to the Plan of Reorganization approved by the court, full payments were made to all creditors in a timely manner and the bankruptcy was fully discharged on March 5, 2004.

Robert J. Gilbert – Additionally, on November 30, 2005, Mr. Robert J. Gilbert has tendered his resignation as COO of the Company in favor of Mr. Parent and the Board has accepted.  Mr. Gilbert will continue to serve on the Board of Directors of the Company.  Mr. Gilbert will also continue his duties to the Company’s two former subsidiaries, Best Health, Inc. and SoySlim, Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  December 20, 2005.

RECOV Energy, Corp.

/s/ Richard Verdiramo

_______________________________

Richard Verdiramo

President